UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

Contineum Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42001	27-1467257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3565 General Atomics Court, Suite 200 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 333-5280
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CTNM	The Nasdaq Global Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On September 18, 2025, the Company issued a press release titled “Contineum Therapeutics Reports Positive Topline Data from Phase 1b Positron Emission Tomography (PET) Trial of PIPE-791.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company from time to time presents and/or distributes to the investment community slide presentations to provide updates and summaries of its business. A copy of its “PIPE-791 Phase 1b PET Trial Topline Data Supplemental Information” slide presentation is being furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 18, 2025, the Company announced topline data from its Phase 1b Positron Emission Tomography (PET) Trial of PIPE-791.

This Phase 1b, open label, single-center trial was designed to assess the correlation between pharmacokinetics (PK) and lysophosphatidic acid 1 (LPA1) receptor occupancy using PET imaging in healthy volunteers, as well as idiopathic pulmonary fibrosis (IPF) and progressive multiple sclerosis (PrMS) patients. 12 healthy volunteers and four PrMS patients participated in this trial.  More information on this trial can be found at https://clinicaltrials.gov (NCT06683612).

Selected topline brain PET data for healthy volunteers and PrMS patients is summarized below:

•	A PK relationship between PIPE-791 exposure and LPA1 brain receptor occupancy (RO) was confirmed in healthy volunteers and PrMS patients.

•	Plasma EC50 values 37 ng/mL at 24 hours and 12 ng/mL at 168 hours post-dose demonstrate sustained target engagement in healthy volunteers.

•	The Company believes its planned doses for its future Phase 2 proof-of-concept clinical trials will exceed 90% target coverage at trough with once daily dosing.

Forward-Looking Statements

This Current Report on Form 8-K and certain materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the Company’s clinical trial and product development plans and timelines, including, but not limited to, those regarding the pharmacological properties, safety, tolerability and therapeutic potential of PIPE-791; the potential of the data from the Company’s Phase 1b PET trial to predict dose selection, including whether the Company’s planned dose selection for its future Phase 2 proof-of-concept clinical trials will exceed 90% target coverage at trough with once daily dosing, or to predict future clinical outcomes or results.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the success, cost, and timing of the Company’s product candidate development activities and planned clinical trials; the Company’s ability to execute on its strategy; positive results from any of its clinical studies may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States and foreign countries; the Company’s ability to fund operations. Additional risks and uncertainties that could affect the Company’s business, operations and results are included under the captions, “Risk Factors” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company's periodic filings and in other filings that the Company makes with the Securities and Exchange Commission (SEC) from time to time, which are available on the Company’s website at www.contineum-tx.com under the Investor section and on the SEC’s website at www.sec.gov.  Accordingly, readers should not rely upon forward-looking statements as predictions of future events.  Except as required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated September 18, 2025.
99.2	PIPE-791 Phase 1b PET Trial Topline Data Supplemental Information slide presentation of Contineum Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2025

Contineum Therapeutics, Inc.

By:	/s/ Peter Slover
Peter Slover
Chief Financial Officer Principal Financial Officer and Principal Accounting Officer